Revenues	3 Months Ended	11 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Revenues

NOTE 3: Revenues

Contract balances

Contract balances relate to the advance consideration received from customers for products and services prior to satisfying a performance obligation or in excess of amounts allocated to a previously satisfied performance obligation. These amounts are included within contact liabilities in the accompanying condensed consolidated balance sheet.

The carrying amount of contract liabilities included in the accompanying condensed consolidated balance sheet was $2.9 million and $2.6 million at March 31, 2021 and December 31, 2020, respectively.

The transaction price associated with remaining performance obligations related to binding orders for commercial vehicles and other contracts with customers was $19.7 million and $10.0 million as of March 31, 2021 and December 31, 2020, respectively. The Company expects to recognize substantially all its remaining performance obligations as revenue over the next 12 months.

NOTE 3: Revenues

Contract balances

Contract balances relate to the advance consideration received from customers for products and services prior to satisfying a performance obligation or in excess of amounts allocated to a previously satisfied performance obligation. These amounts are included within contact liabilities in the accompanying consolidated balance sheet.

Significant changes in the contract liabilities balances during the period from January 21, 2020 (date of inception) through December 31, 2020 are as follows:

Contract liabilities

In thousands
Contract liability at January 21, 2020 (date of inception)	$—
Increases due to cash received	2,608

Net change in contract liabilities	$2,608

Remaining performance obligations

The transaction price associated with remaining performance obligations as of December 31, 2020 is $10.0 million. The Company expects to recognize substantially all of its remaining performance obligations as revenue over the next twelve months.